Exhibit 10.10

PENANG PRIMARY PARCEL

EXECUTION VERSION

SUPPLEMENTAL AGREEMENT

TO

TENANCY AGREEMENT

BY AND BETWEEN

AGILENT TECHNOLOGIES (MALAYSIA) SDN. BHD.

(“LANDLORD”)

AND

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD.

(“TENANT”)

PENANG PRIMARY PARCEL

EXECUTION VERSION

THIS SUPPLEMENTAL AGREEMENT TO TENANCY AGREEMENT is dated as of the 1st day of December 2005.

BETWEEN:

1. AGILENT TECHNOLOGIES (MALAYSIA) SDN. BHD., a company organized under the laws of Malaysia and having its registered address at Suite 1005, 10 Floor, Wisma Hamzah-Kwong Hing, No.1 Leboh Ampang, 50100 Kuala Lumpur, Malaysia (“Landlord”); and

2. AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (formerly known as Jumbo Portfolio Sdn Bhd), a company organized under the laws of Malaysia and having its registered address at Level 18, Menara Milenium, Jalan Damanlela, Pusat Bandar Damansara, 50490 Kuala Lumpur, Malaysia (“Tenant”).

WHEREAS:

A. Landlord and Tenant had executed a Tenancy Agreement on 24 October 2005 in respect of Tenant taking a tenancy over the Premises (as defined therein) (“Tenancy Agreement”) upon the terms and conditions contained therein.

B. Landlord and Tenant acknowledge that the Premises to be let to Tenant under the Tenancy Agreement fall within and are situated wholly upon the land bearing title details PN 2826 Lot 4585, Mukim 12, Daerah Barat Daya, Penang (“Relevant Land”).

C. The Relevant Land is not qualified title but final title. In that regard, there is no requirement for conversion of the Relevant Land to enable the subdivision of the Relevant Land pursuant to the terms of the Tenancy Agreement.

D. Landlord and Tenant have hereby agreed to amend the Tenancy Agreement in the manner as set out below and upon the terms and conditions contained herein.

NOW IT IS HEREBY AGREED as follows:

1.	Landlord and Tenant agree that in return for Landlord agreeing to let the Premises to Tenant pursuant to the terms and conditions of the Tenancy Agreement, each of Landlord and Tenant agree that Section 1.3 of the Tenancy Agreement be amended (as at the date of the Tenancy Agreement) to delete sub-section 1.3(a) in its entirety so that the amended Section 1.3 shall read as follows:

“1.3 Approvals: means the following approvals of the Appropriate Authorities for:

(a)	the subdivision of the master title of the Land pursuant to the terms of this Tenancy Agreement and the Related Agreements;

(b)	the transfer of the Premises Land to Tenant; and

(c)	any other conditions imposed by the Appropriate Authorities from time to time and/or as a condition to the issuance of any Approvals.”
2.	With reference to Section 14.16 of the Tenancy Agreement, Landlord and Tenant acknowledge and agree that (a) the survey appended hereto as Annexure A shall constitute the Survey (as such term is defined therein) for the purposes thereof, and (b) the Site Map previously appended as Annexure A to the Tenancy Agreement shall be included, along with the Survey, on Annexure A solely for the purpose of identifying the Common Areas (as such term is defined therein) and other Improvements (as such term is defined therein).
3.	Landlord and Tenant hereby agree that the Tenancy Agreement, as amended hereby, is in full force and effect as of the effective date hereof and is hereby ratified and confirmed.
4.	From and after the effective date hereof, the term “Tenancy Agreement” shall mean the Tenancy Agreement as described in paragraph (A) of the “WHEREAS” clause above, together with this Supplemental Agreement.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Supplemental Agreement with the intent to be legally bound thereby.

“Landlord”		“Tenant”

AGILENT TECHNOLOGIES (MALAYSIA) SDN. BHD., a company organized under the laws of Malaysia		AVAGO TECHNOLOGIES (MALAYSIA) SDN. BDH. (formerly known as Jumbo Portfolio Sdn. Bhd.) a company organized under the laws of Malaysia

By:	/s/ Gooi Soon Chai	By:	/s/ Kenneth Y. Hao
Name	Gooi Soon Chai	Name	Kenneth Y. Hao
Title:	President of Agilent Malaysia & Singapore	Title:	Director

ANNEXURE A

Survey

Agilent Technologies (Malaysia) Sdn. Bhd. and Avago Technologies (Malaysia) Sdn. Bhd Supplemental Agreement to Tenancy Agreement relating to Primary Penang Parcel